THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
Investment Solutions, Investment Solutions RIA

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
Investment Solutions

Supplement dated June 29, 2021 to the Prospectus dated May 1, 2021.

This supplement outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.
The Delaware Management Company has notified us that the name of the following fund will be changed effective July 1, 2021. There are no changes to the fees or investment objective. All other information about the fund can be found in the fund’s prospectus.
CURRENT FUND NAME	NEW FUND NAME

Ivy VIP High Income Portfolio	Delaware Ivy VIP High Income
Ivy VIP Mid Cap Growth Portfolio	Delaware Ivy VIP Mid Cap Growth

Please retain this supplement for future reference.